SEASONS SERIES TRUST
Supplement to the Statutory Prospectus Dated July 28, 2011
Effective December 23, 2011, in the sections titled “PORTFOLIO SUMMARY” for the Large Cap Growth, Large Cap Value, Mid Cap Growth, Mid Cap Value and Small Cap Portfolios under the heading "Investment Adviser,” the portfolio manager disclosure for SunAmerica Asset Management Corp. (“SAAMCo”) is deleted in its entirety and replaced with the following:

	Portfolio Manager
	of the Portfolio
Name	Since	Title
Brendan Voege	2011	Portfolio Manager and Quantitative Analyst
In the section titled “MANAGEMENT,” under the heading “Information about the Investment Adviser’s Management of Certain Portfolios,” the portfolio management disclosure for SAAMCo is amended to add the following:
The passively-managed index portions of the Large Cap Growth Portfolio, Large Cap Value Portfolio, Mid Cap Growth Portfolio, Mid Cap Value Portfolio and Small Cap Portfolio are managed by Brendan Voege. Mr. Voege is a portfolio manager and quantitative analyst at SAAMCo. He evaluates portfolios on the theory and application of attribution, risk characteristics, and style analysis. Mr. Voege joined SAAMCo in November 2004. Mr. Voege holds the CFA designation.
Dated: December 22, 2011
Version: Combined Master